UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2015

Date of reporting period :	April 7, 2015 (commencement of operations) — May 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS I SHARES)

PMOTX

Putnam Mortgage Opportunities Fund

Annual report
5|31|15

A world of investing.®

Putnam Mortgage
Opportunities
Fund

Annual report
5 | 31 | 15

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	9

Terms and definitions	11

Other information for shareholders	12

Important notice regarding Putnam’s privacy policy	12

Trustee approval of management contract	13

Financial statements	15

Federal tax information	34

About the Trustees	35

Officers	36

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial and housing markets, and factors related to a specific issuer, industry, geography (such as a region of the United States) or sector (such as the housing or real estate markets). These factors may also lead to periods of high volatility and reduced liquidity in the relevant markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Mortgage-backed securities and asset-backed securities are subject to prepayment risk and the risk that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group comprising privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund. Our use of short selling may result in losses if the securities appreciate in value.

Message from the Trustees

Dear Fellow Shareholder:

Investors today are weighing multiple factors, including the anticipated first interest-rate increase by the U.S. Federal Reserve in nine years and mixed economic data.

Some market participants believe a potential pullback in the economy could be in store for the United States, as recent economic data indicate a slowdown. Many others, however, believe the slight contraction in gross domestic product in the first quarter may be similar to the winter weather downturn in 2014. Meanwhile, Europe has shown some early signs of recovery in the areas of both growth and inflation, despite ongoing concerns about Greece’s fiscal situation.

For the past seven years, the Fed has undertaken unprecedented measures to stimulate the economy through bond buying and interest-rate cuts. Now, the Fed is planning to raise interest rates, likely by the end of the year. While negative for bonds, a gradual rise in interest rates could potentially be positive for stocks, indicating economic growth and possibilities for higher corporate profits.

International markets, some of which have delivered solid returns in the first several months of 2015, would also be affected by higher interest rates in the United States. You will find in the following pages an update on your fund’s performance as well as a market outlook from your fund’s portfolio manager.

During a time of shifting market environments, it is important for you to consult with your financial advisor to ensure that your portfolio matches your tolerance for risk and investment goals and to make any necessary adjustments.

Putnam’s professional managers pursue consistent strategies and have experience navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Performance
snapshot

Total return (%) comparison as of 5/31/15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Class I shares have no initial sales charge or CDSC. Performance of class I shares assumes reinvestment of distributions and does not account for taxes. See pages 3 and 8 for additional performance information.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For the period, the fund had expense limitations, without which returns would have been lower.

2	Mortgage Opportunities Fund

Interview with your fund’s portfolio manager

Mike, what was the bond market environment like from the fund’s inception date of April 7, 2015, to May 31, 2015?

During this abbreviated reporting period, bond yields generally moved higher. We were not surprised to see some degree of rate volatility, given that the Federal Reserve had ended its bond-buying program late in 2014. In doing so, the Fed removed a major source of demand for intermediate-maturity U.S. Treasuries and agency mortgage-backed securities.

January was a pivotal month influencing the trajectory of fixed-income markets, as the combination of a stock market pullback, weaker-than-expected U.S. economic data, and doubts about the potential efficacy of the European Central Bank’s [ECB] stimulus program fueled investors’ appetite for government bonds. Against this backdrop, the yield on the benchmark 10-year U.S. Treasury fell to 1.64%, its low for this year.

The outlook for rates became clearer in March, when dovish comments by Fed Chair Janet Yellen reassured investors that the central bank is likely to take a go-slow approach toward raising rates. In April and May, however, Treasury yields rose once again as a sell-off in German government bonds highlighted concerns about elevated bond valuations and dampened investor demand for securities considered to be global safe havens. A brighter economic growth outlook in the United States and less concern about deflation in Europe also prompted investors to reduce their holdings of government securities. The yield on the 10-year Treasury ended the period at 2.13%.

How would you summarize the fund’s investment philosophy and process?

In our view, securitized mortgage sectors offer fundamentally different risk-adjusted return opportunities, and this is where the fund focuses. Specifically, we are seeking attractive investment opportunities primarily in government-agency collateralized mortgage obligations [CMOs], commercial mortgage-backed securities [CMBS], and non-agency residential mortgage-backed securities [non-agency RMBS]. Additionally, we expect to use various types of derivatives, as well as agency pass-throughs, to hedge interest-rate risk and overall volatility, and for non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

This comparison shows your fund’s performance in the context of broad market indexes for the period from 4/7/15 (commencement of operations) to 5/31/15. See pages 2 and 8 for additional fund performance information. Index descriptions can be found on page 11. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Mortgage Opportunities Fund	3

Regarding interest-rate risk, we expect to keep the portfolio’s duration — a key measure of interest-rate sensitivity — near zero, meaning we will seek to minimize interest-rate risk while pursuing return opportunities in securitized bonds.

As of period-end, the fund’s target allocations were roughly 35% in prepayment strategies, primarily using interest-only CMOs, about 35% in CMBS, and approximately 25% in non-agency RMBS. Additionally, we had an allocation to agency pass-throughs that we used to hedge undesired risks within our CMO holdings. I’d like to stress, however, that these targets are flexible and will change based on where we believe the most compelling investment opportunities exist.

Would you tell us more about the investment opportunity you see in securitized mortgage sectors?

We think the investment opportunity in securitized mortgage sectors is multifaceted, and we pursue potential from different angles. First, we believe securitized sectors offer more effective portfolio diversification potential than seemingly diversified allocations to U.S. stocks, corporate credit, and emerging-market [EM] debt. Using data supplied by Barclays, Putnam has determined that since 2009, securitized debt has had very low correlations of excess returns to U.S. equities, investment-grade and high-yield bonds, floating-rate bank loans, and EM debt. It is also worth noting that correlations of excess returns within securitized sectors have been remarkably low, and, in the case of CMBS versus agency interest-only CMOs, negatively correlated, based on Putnam’s determinations. Correlations indicate the degree to which the historical returns of different asset classes have moved together or independently of one another. When two or more asset classes have exhibited a considerable degree of historical performance independent of each other, it suggests that holding these asset classes may enhance a portfolio’s overall diversification. Excess returns are those returns remaining after adjusting for the impact of duration and optionality.

Another aspect of the investment opportunity is that private investors are now in a better position to provide capital to securitized sectors in our view. The role of traditional players, such as government agencies and banks, has diminished due to new regulations. Major legislation such as the Dodd-Frank Act of 2010 and the international accounting rules established in the Basel III Accords has fundamentally altered the dynamics of the mortgage markets in the United States and Europe. As a result, non-bank entities and other types of private investors may have a greater opportunity to provide credit and drive demand for securitized mortgage products. There is even the potential for a new private-label mortgage market to emerge, which would potentially shift mortgage credit risk away from government agencies and into the hands of the private sector.

Lastly, we believe the range of yields across the fund’s investment universe is currently attractive versus other higher-yielding fixed-income sectors, such as high-yield bonds, bank loans, and EM debt.

How did you use derivatives during the period?

We used interest-rate swaps and bond futures to take tactical positions at various points along the yield curve, and to hedge

Allocations are shown as a percentage of the fund’s net assets as of 5/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value [Non-cash investments] of certain derivatives (the economic value for purposes of calculating periodic payment obligations) including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

4	Mortgage Opportunities Fund

risks associated with the fund’s duration and curve positioning. We also employed total return swaps as a hedging tool, to help manage the portfolio’s sector exposure, and to gain exposure to specific market sectors. Lastly, we utilized options to help manage the fund’s interest-rate sensitivity, to isolate the prepayment risks associated with our CMO holdings, and to help offset overall downside risk.

Would you provide a bit more detail about the fund’s current positioning and your outlook?

As of period-end, the fund’s CMBS holdings were concentrated in “mezzanine” bonds. Mezzanine CMBS are lower in the capital structure of a package of securities backed by commercial mortgages, and provide a yield advantage over higher-rated bonds along with meaningful principal protection. Mezzanine CMBS have continued to benefit from supportive commercial real estate fundamentals, a generally improving U.S. economy, and persistent investor demand for higher-yielding bonds.

Within non-agency RMBS, our holdings of Alternative-A [Alt-A] bonds, pay-option adjustable-rate mortgage-backed securities [pay-option ARMs], and prime and subprime securities have been supported by strong technicals — supply and demand dynamics — as investor demand has remained solid amid shrinking supply. A strengthening housing market has also aided the asset class. Non-agency RMBS securities are created from mortgage pools in which the principal is not guaranteed by the U.S. government.

We continue to find value in interest-only CMOs. In terms of security selection, the fund is positioned in pools that we believe will be less sensitive to refinancing, such as those backed by mortgages with low interest rates, high loan-to-value mortgages, and jumbo loans. There are risks in the sector due to still-low interest rates and a new Federal Housing Administration policy that reduces the mortgage insurance premiums charged to certain borrowers. While we acknowledge that this policy could accelerate refinancing to some extent, we believe it is unlikely to have a major impact on the overall pace of residential refinancing. More generally, we continue to find prepayment risk attractive, given the potential for higher interest rates as the U.S. economic recovery matures.

Mike, thanks for your time and for telling us more about this new fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Mortgage Opportunities Fund	5

Portfolio Manager Michael V. Salm is a Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Mike, your fund’s portfolio managers are Brett S. Kozlowski, CFA; Zachary Harrison; and Jatin Misra, Ph.D., CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6	Mortgage Opportunities Fund

IN THE NEWS

Variation in global bond yields reflects continuing extraordinary conditions. Government bond yields* around the globe vary widely, indicating that the conditions of the post–2008 recession remain a concern for some investors. High-yielding countries include Brazil (12.39%), Greece (11.28%), and Russia (10.67%), while lower-yielding countries include the United States (2.13%), Germany (0.55%), Japan (0.39%), and Switzerland (–0.01%). Inflation, one of the factors that typically influences yields, has remained low in most regions, despite fears that quantitative easing measures undertaken by central banks would stoke price pressures. In the eurozone, the environment has been deflationary, but inflation posted a 0.3% increase in May, from a 0% reading in April. Meanwhile, in the United States, inflation has run persistently below the Fed’s goal of 2% for several years. However, market yields generally appear to reflect investor concern about the safety of their capital given the outlook for relatively low global growth and concerns about geopolitical conflicts, in the case of Russia, and the potential exit from the eurozone, in the case of Greece.

*Source: Eikon. Yield data as of May 27, 2015.

Mortgage Opportunities Fund	7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended May 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Institutional Investors section at putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for the definition of the share class offered by your fund.

Fund performance Total return for period ended 5/31/15

Class I
(inception date)	(4/7/15)

Net asset
value

Life of fund	0.40%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Class I shares have no initial sales charge or CDSC. For the most recent month-end performance, please visit putnam.com. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. For the period, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For the period ended 5/31/15

	BofA Merrill Lynch U.S. Treasury	Lipper U.S. Mortgage Funds
	Bill Index	category average*

Life of fund	0.01%	–0.14%

Index and Lipper results should be compared with fund performance at net asset value.

* Over the life-of-fund period ended 5/31/15, there were 125 funds in this Lipper category.

Change in the value of a $10,000 investment

Cumulative total return from 4/7/15 to 5/31/15

Past performance does not indicate future results. Class I shares have no initial sales charge or CDSC.

8	Mortgage Opportunities Fund

Fund price and distribution information For the period ended 5/31/15

Class I
(4/7/15)

Net asset
Share value	value

4/7/15*	$10.00

5/31/15	10.04

The fund made no distributions during the period.

* Inception date of the fund

Fund performance as of most recent calendar quarter Total return for the period ended 6/30/15

Class I
(inception date)	(4/7/15)

Net asset
value

Life of fund	0.70%

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. During the period from the fund’s inception (4/7/15) through 5/31/15, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class I

Estimated net expenses for the fiscal year ended 5/31/15*†	0.60%

Estimated total annual operating expenses for the fiscal year ended 5/31/15†	0.73%

Annualized expense ratio for the period from 4/7/15 (commencement of operations) to 5/31/15	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

* Reflects Putnam Management’s contractual obligation to limit expenses through 5/31/16.

† Other expenses are based on estimated amounts for the current fiscal year.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment since the fund’s inception through May 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class I

Expenses paid per $1,000*†	$0.91

Ending value (after expenses)	$1,004.00

* Expenses are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 4/7/15 (commencement of operations) to 5/31/15.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Mortgage Opportunities Fund	9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period from April 7, 2015 (commencement of operations) to May 31, 2015, use the following calculation method. To find the value of your investment on April 7, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class I

Expenses paid per $1,000*†	$3.02

Ending value (after expenses)	$1,021.94

* Expenses are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 4/7/15 (commencement of operations) to 5/31/15.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10	Mortgage Opportunities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Share class

Class I shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Fixed-income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Mortgage Opportunities Fund	11

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from April 7, 2015 (commencement of operations), to June 30, 2015, will be available in the Individual Investors section of putnam.com and on the SEC website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2015, Putnam employees had approximately $504,000,000 and the Trustees had approximately $143,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

12	Mortgage Opportunities Fund

Trustee approval of management contract

General conclusions

In November 2014, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) for an initial term extending through June 30, 2015 and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). In March 2015, the Board of Trustees approved an amended management contract for your fund, reflecting a reduced management fee schedule. (Following the close of your fund’s reporting period ended May 31, 2015, the Board of Trustees approved the continuance of the fund’s management and sub-management contracts through June 30, 2016. Information regarding this approval will be included in your fund’s shareholder report for the period ending November 30, 2015.)

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its approval of your fund’s management and sub-management contracts. In October and November 2014 and in March 2015, the Contract Committee met with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees. The Trustees also took into consideration the Contract Committee’s review and consideration of the other Putnam funds’ management and sub-management contracts and related information over the course of several months leading up to their June 2014 meeting and the Trustees’ consideration of these matters in June 2014.

On November 20, 2014, the Contract Committee recommended, and the Independent Trustees approved, your fund’s initial management and sub-management contracts. On March 20, 2015, the Contract Committee recommended, and the Independent Trustees approved, your fund’s amended management contract. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approvals were based on the following conclusions:

• That the proposed fee schedule for your fund represented reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds and comparable Putnam funds, and the costs expected to be incurred by Putnam Management in providing services to the fund; and

• That the proposed fee schedule for your fund would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the proposed management arrangements for your fund were considered in light of fee arrangements for other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements for other Putnam funds in the current and prior years.

Management fee schedules and total expenses

The Trustees considered the proposed management fee schedule for your fund, including fee levels and breakpoints, in light of the fund’s proposed investment program. The Trustees also focused on the competitiveness of your fund’s fee schedule in comparison to other Putnam funds and to market competitors.

The Trustees considered that your fund’s proposed fee schedule has the benefit of breakpoints that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the fund increase. The Trustees concluded that the proposed fee schedule for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees also focused on the competitiveness of your fund’s projected total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with

Mortgage Opportunities Fund	13

relatively small net assets. In addition, effective through at least the expiration of the one-year period following the effective date of the next annual update to the fund’s registration statement filed after the completion of its initial fiscal period ended May 31, 2015 (expected on September 30, 2015), Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s management contract and acquired fund fees and expenses) would exceed an annual rate of 0.05% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve your fund’s management and sub-management contracts.

As part of their review of your fund’s management contract, the Trustees considered information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with the proposed fees to be charged by your fund, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the proposed management fees to be paid by your fund are reasonable.

Investment performance

The quality of the investment process to be provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s management contract. The Trustees are assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Because your fund was not yet operational, the Trustees were not able to consider your fund’s performance before their initial approval of your fund’s management and sub-management contracts.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by the fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with its review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s proposed investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its proposed distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the proposed fees to be paid by your fund to PSERV and PRM, as applicable, are reasonable in relation to the nature and quality of the services expected to be provided, the fees paid by competitive funds, and the costs expected to be incurred by PSERV and PRM, as applicable, in providing such services.

14	Mortgage Opportunities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlights table also includes the current reporting period.

Mortgage Opportunities Fund	15

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of Putnam Mortgage Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Mortgage Opportunities Fund (the “fund”) at May 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period April 7, 2015 (commencement of operations) through May 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at May 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2015

16	Mortgage Opportunities Fund

The fund’s portfolio 5/31/15

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (84.9%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (84.9%)
Federal National Mortgage Association Pass-Through Certificates
5s, TBA, June 1, 2045	$1,000,000	$1,112,186
4 1/2s, TBA, July 1, 2045	1,000,000	1,085,781
4 1/2s, TBA, June 1, 2045	1,000,000	1,087,188
4s, TBA, June 1, 2045	2,000,000	2,135,625
3 1/2s, TBA, June 1, 2045	2,000,000	2,090,312
3s, TBA, June 1, 2045	1,000,000	1,013,906

		8,524,998

Total U.S. government and agency mortgage obligations (cost $8,509,610)		$8,524,998

MORTGAGE-BACKED SECURITIES (70.1%)*	Principal amount	Value

Agency collateralized mortgage obligations (21.2%)
Federal Home Loan Mortgage Corporation
IFB Ser. 308, Class S1, IO, 5.769s, 2043	$215,052	$54,533
Ser. 4462, IO, 4s, 2045	283,279	58,936
Ser. 4462, Class KI, IO, 4s, 2045	289,816	53,916
Ser. 4121, Class MI, IO, 4s, 2042	250,930	58,467
Ser. 4015, Class GI, IO, 4s, 2027	760,266	98,173
Ser. 4206, Class IP, IO, 3s, 2041	284,455	34,900
Ser. 4179, Class EI, IO, 3s, 2030	579,947	65,128

Federal National Mortgage Association
IFB Ser. 05-45, Class DA, 23.743s, 2035 F	25,316	38,788
IFB Ser. 11-4, Class CS, 12.531s, 2040 F	52,424	63,704
IFB Ser. 13-92, Class SA, IO, 5.769s, 2043	142,726	36,051
IFB Ser. 13-102, Class SH, IO, 5.715s, 2043	310,498	77,370
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2, 4.731s, 2025	100,000	102,980
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, 4.187s, 2025	41,000	40,867
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, 4.187s, 2025	59,000	58,694
Ser. 418, Class C24, IO, 4s, 2043	240,787	47,794
Ser. 14-95, Class TI, IO, 4s, 2039	635,021	95,063
Ser. 418, Class C15, IO, 3 1/2s, 2043	521,787	106,542
Ser. 12-110, Class BI, IO, 3 1/2s, 2039	415,035	58,105
Ser. 15-41, Class IA, IO, 3 1/2s, 2035	646,000	98,111
Ser. 78, Class KI, IO, 3 1/2s, 2027	181,608	25,074
FRB Ser. 03-W10, Class 1, IO, 0.931s, 2043 F	344,805	7,708

Government National Mortgage Association
IFB Ser. 13-129, Class CS, IO, 5.966s, 2042	355,908	50,788
Ser. 14-182, Class KI, IO, 5s, 2044	132,880	26,991
Ser. 10-35, Class UI, IO, 5s, 2040 F	154,017	31,831
Ser. 15-79, Class GI, IO, 5s, 2039	600,000	122,626
Ser. 10-9, Class QI, IO, 4 1/2s, 2040 F	82,738	15,952
Ser. 15-53, Class MI, IO, 4s, 2045 F	421,551	99,909
Ser. 12-138, Class AI, IO, 4s, 2042	352,339	82,340
Ser. 14-115, Class EI, IO, 4s, 2038	381,903	37,736
Ser. 15-52, Class IK, IO, 3 1/2s, 2045	689,334	139,094
Ser. 13-49, Class OI, IO, 3 1/2s, 2043	286,610	49,750
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	246,118	29,918
Ser. 13-14, IO, 3 1/2s, 2042	335,117	42,754
Ser. 14-44, Class IC, IO, 3s, 2028	693,096	74,372
Ser. 15-H10, Class HI, IO, 2.006s, 2065 F	404,089	48,681

		2,133,646

Mortgage Opportunities Fund	17

MORTGAGE-BACKED SECURITIES (70.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities (24.9%)
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class F, 5 1/4s, 2047	$100,000	$97,954

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B, 5.963s, 2049	101,000	101,328

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC17, Class D, 5.261s, 2046	200,000	204,500
FRB Ser. 14-GC21, Class D, 4.835s, 2047	110,000	106,485

COMM Mortgage Trust Ser. 06-C8, Class AJ, 5.377s, 2046	94,000	95,442

COMM Mortgage Trust 144A
FRB Ser. 14-UBS6, Class D, 3.967s, 2047	100,000	88,700
Ser. 14-CR18, Class E, 3.6s, 2047	100,000	75,348

Credit Suisse First Boston Mortgage Securities Corp. FRB Ser. 06-C1, Class C, 5.646s, 2039	125,000	127,200

GS Mortgage Securities Trust 144A FRB Ser. 14-GC18, Class D, 5.113s, 2047 F	100,000	98,640

JPMBB Commercial Mortgage Securities Trust 144A Ser. 14-C25, Class E, 3.332s, 2047	100,000	71,950

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-LDP7, Class B, 5.905s, 2045	74,000	52,317
FRB Ser. 13-C10, Class D, 4.297s, 2047	100,000	96,029

JPMorgan Chase Commercial Mortgage Securities Trust 144A Ser. 13-C13, Class E, 3.986s, 2046	100,000	82,672

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.935s, 2039	100,000	100,375
FRB Ser. 06-C6, Class B, 5.472s, 2039	100,000	101,449
Ser. 06-C1, Class AJ, 5.276s, 2041	85,000	86,463

Merrill Lynch Mortgage Trust FRB Ser. 05-CIP1, Class B, 5.476s, 2038	25,000	24,758

Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.699s, 2047	100,000	96,058
Ser. 14-C15, Class F, 4s, 2047	125,000	100,398
Ser. 14-C17, Class E, 3 1/2s, 2047	100,000	74,136
Ser. 14-C19, Class D, 3 1/4s, 2047	100,000	84,620

Morgan Stanley Capital I Trust Ser. 07-HQ11, Class BI, 5.538s, 2044	100,000	101,525

Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C23, Class F, 5.731s, 2045	100,000	99,281

Wells Fargo Commercial Mortgage Trust 144A Ser. 14-LC18, Class D, 3.957s, 2047	148,000	130,980

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-UBS1, Class E, 4.631s, 2046 ##	110,000	97,894
Ser. 14-C20, Class D, 3.986s, 2047	110,000	98,630

Residential mortgage-backed securities (non-agency) (24.0%)		2,495,132
APS Resecuritization Trust 144A FRB Ser. 15-1, Class 2M, 0.316s, 2054	130,000	99,044

BCAP, LLC Trust FRB Ser. 15-RR5, Class 2A3, zero %, 2046	100,000	77,430

BCAP, LLC Trust 144A
FRB Ser. 11-RR2, Class 2A7, 2.644s, 2036	132,770	91,611
FRB Ser. 15-RR6, Class 3A2, 1.076s, 2046	100,000	86,000

Bear Stearns Alt-A Trust FRB Ser. 05-9, Class 11A1, 0.672s, 2035	113,607	97,418

Bear Stearns Asset Backed Securities I Trust
FRB Ser. 06-SD2, Class M3, 0.981s, 2036 F	125,000	99,025
FRB Ser. 05-AQ2, Class M1, 0.671s, 2035	117,000	99,965

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A3, 1.697s, 2035	110,670	97,666
FRB Ser. 05-27, Class 1A2, 1.537s, 2035	109,777	100,117
FRB Ser. 05-38, Class A3, 0.531s, 2035	83,087	72,327
FRB Ser. 05-59, Class 1A1, 0.506s, 2035	119,590	97,166
FRB Ser. 05-62, Class 1A1, 0.481s, 2035	120,675	99,799
FRB Ser. 06-OC2, Class 2A3, 0.475s, 2036	110,817	96,932

Countrywide Asset-Backed Certificates Trust FRB Ser. 05-14, Class M3, 0.671s, 2036 F	135,000	97,875

GreenPoint Mortgage Funding Trust FRB Ser. 05-HY1, Class M1, 0.731s, 2035	135,000	98,550

GSAMP Trust FRB Ser. 06-NC1, Class M1, 0.545s, 2036 F	143,000	104,033

IndyMac INDX Mortgage Loan Trust FRB Ser. 07-FLX2, Class A1C, 0.371s, 2037	140,823	102,097

JPMorgan Mortgage Acquisition Trust
FRB Ser. 07-CH1, Class MV6, 0.724s, 2036	138,000	100,380
FRB Ser. 06-CH1, Class M3, 0.505s, 2036	145,000	101,863

18	Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (70.1%)* cont.	Principal amount		Value

Residential mortgage-backed securities (non-agency) cont.
Morgan Stanley Resecuritization Trust 144A Ser. 15-R3, Class 8B, 2.247s, 2035 F		$170,000	$101,150

MortgageIT Trust FRB Ser. 05-3, Class M4, 0.815s, 2035		114,511	98,937

Nomura Resecuritization Trust 144A FRB Ser. 15-1R, Class 6A9, 0.404s, 2047		150,000	93,000

Structured Asset Securities Corp. Mortgage Loan Trust FRB Ser. 05-WF3, Class M3, 0.761s, 2035 F		131,311	99,468

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR11, Class A1C3, 0.695s, 2045		111,944	98,642

Wells Fargo Home Equity Asset-Backed Securities Trust FRB Ser. 05-3, Class M6, 0.855s, 2035		120,000	98,905

			2,409,400

Total mortgage-backed securities (cost $7,018,258)			$7,038,178

ASSET-BACKED SECURITIES (0.9%)*	Principal amount		Value

Station Place Securitization Trust FRB Ser. 15-2, Class A, 1.235s, 2017		$93,000	$93,000

Total asset-backed securities (cost $93,000)			$93,000

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.5%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Call)	Jun-15/$100.94	$8,000,000	$40,608

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Call)	Jul-15/100.66	700,000	6,336

Total purchased options outstanding (cost $43,188)			$46,944

SHORT-TERM INVESTMENTS (28.2%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.07% L	Shares	2,562,978	$2,562,978

U.S. Treasury Bills 0.01%, July 2, 2015 §		$150,000	149,999

U.S. Treasury Bills 0.03%, August 6, 2015 §		100,000	99,995

U.S. Treasury Bills 0.03%, July 16, 2015 # §		15,000	15,000

U.S. Treasury Bills 0.03%, July 23, 2015 #		5,000	5,000

Total short-term investments (cost $2,832,971)			$2,832,972

TOTAL INVESTMENTS

Total investments (cost $18,497,027)			$18,536,092

Key to holding’s abbreviations

bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from April 7, 2015 (commencement of operations) through May 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $10,035,961.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $8,736,444 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

Mortgage Opportunities Fund	19

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 5/31/15

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Bond 30 yr (Short)	1	$155,625	Sep-15	$(932)

Total				$(932)

WRITTEN OPTIONS OUTSTANDING at 5/31/15 (premiums $43,203)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Jun-15/$100.94	$8,000,000	$7,480

Federal National Mortgage Association 30 yr 3.5s TBA commitments (Call)	Jul-15/103.89	1,000,000	6,348

Total			$13,828

TBA SALE COMMITMENTS OUTSTANDING at 5/31/15 (proceeds receivable $1,084,766)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s, June 1, 2045	$1,000,000	6/11/15	$1,087,188

Total			$1,087,188

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/15

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

$10,061,000	E	$17,243	6/17/17	1.00%	3 month USD-LIBOR-BBA	$(7,618)

2,256,000	E	(4,071)	6/17/20	1.69%	3 month USD-LIBOR-BBA	(10,437)

3,016,000	E	(33,371)	6/17/25	2.21%	3 month USD-LIBOR-BBA	(37,069)

514,000	E	(23,170)	6/17/45	3 month USD-LIBOR-BBA	3.00%	19,643

54,000		(1)	5/22/25	3 month USD-LIBOR-BBA	2.289%	559

1,800,000		(7)	5/26/17	0.848%	3 month USD-LIBOR-BBA	(467)

400,000		(5)	5/26/25	3 month USD-LIBOR-BBA	2.269%	3,277

Total		$(43,382)				$(32,112)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/15

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$491,676	$—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$4,889

391,185	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	3,889

Credit Suisse International
4,994,711	—	1/12/41	3.50% ( 1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(50,980)

1,517,361	—	1/12/41	4.50% ( 1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(17,295)

2,176,929	—	1/12/41	4.00% ( 1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(21,644)

Total	$—				$(81,141)

20	Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/15

					Payments
		Upfront			received	Unrealized
Swap counterparty/		premium	Notional	Termination	(paid) by fund	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	$62	$11,000	1/17/47	300 bp	$(53)

Credit Suisse International
CMBX NA BBB– Index	BBB–/P	(1,486)	89,000	5/11/63	300 bp	(616)

CMBX NA BBB– Index	BBB–/P	(587)	46,000	5/11/63	300 bp	(137)

CMBX NA BBB– Index	BBB–/P	(721)	46,000	5/11/63	300 bp	(271)

CMBX NA BBB– Index	BBB–/P	124	14,000	1/17/47	300 bp	(22)

CMBX NA BBB– Index	BBB–/P	294	46,000	1/17/47	300 bp	(185)

CMBX NA BBB– Index	BBB–/P	229	46,000	1/17/47	300 bp	(250)

CMBX NA BBB– Index	BBB–/P	147	46,000	1/17/47	300 bp	(332)

CMBX NA BBB– Index	BBB–/P	147	46,000	1/17/47	300 bp	(332)

CMBX NA BBB– Index	BBB–/P	189	59,000	1/17/47	300 bp	(426)

CMBX NA BBB– Index	BBB–/P	126	59,000	1/17/47	300 bp	(488)

CMBX NA BBB– Index	BBB–/P	148	59,000	1/17/47	300 bp	(467)

CMBX NA BBB– Index	BBB–/P	105	59,000	1/17/47	300 bp	(509)

CMBX NA BBB– Index	BBB–/P	162	91,000	1/17/47	300 bp	(786)

CMBX NA BBB– Index	BBB–/P	2	177,000	1/17/47	300 bp	(1,842)

CMBX NA BB Index	—	35	2,000	5/11/63	(500 bp)	20

CMBX NA BB Index	—	(194)	20,000	1/17/47	(500 bp)	16

CMBX NA BBB– Index	BBB–/P	42	6,000	1/17/47	300 bp	(20)

CMBX NA BBB– Index	BBB–/P	217	44,000	1/17/47	300 bp	(242)

Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	288	37,000	1/17/47	300 bp	(97)

CMBX NA BBB– Index	BBB–/P	585	69,000	1/17/47	300 bp	(134)

CMBX NA BB Index	—	(208)	20,000	1/17/47	(500 bp)	4

CMBX NA BBB– Index	BBB–/P	207	27,000	1/17/47	300 bp	(75)

Total		$(87)				$(7,244)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2015. Securities rated by Putnam are indicated by “/P.”

Mortgage Opportunities Fund	21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$93,000	$—

Mortgage-backed securities	—	6,960,748	77,430

Purchased options outstanding	—	46,944	—

U.S. government and agency mortgage obligations	—	8,524,998	—

Short-term investments	2,562,978	269,994	—

Totals by level	$2,562,978	$15,895,684	$77,430

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(932)	$—	$—

Written options outstanding	—	(13,828)	—

TBA sale commitments	—	(1,087,188)	—

Interest rate swap contracts	—	11,270	—

Total return swap contracts	—	(81,141)	—

Credit default contracts	—	(7,157)	—

Totals by level	$(932)	$(1,178,044)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22	Mortgage Opportunities Fund

Statement of assets and liabilities 5/31/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $15,934,049)	$15,973,114
Affiliated issuers (identified cost $2,562,978) (Notes 1 and 6)	2,562,978

Cash	184,096

Interest and other receivables	58,273

Receivable for investments sold	96,844

Receivable for sales of delayed delivery securities (Note 1)	1,086,016

Receivable from Manager (Note 2)	121,812

Receivable for variation margin (Note 1)	5,198

Unrealized appreciation on OTC swap contracts (Note 1)	8,818

Premium paid on OTC swap contracts (Note 1)	3,196

Unamortized offering costs (Note 1)	80,640

Total assets	20,180,985

LIABILITIES

Payable for investments purchased	102,943

Payable for purchases of delayed delivery securities (Note 1)	8,617,142

Payable for custodian fees (Note 2)	3,480

Payable for investor servicing fees (Note 2)	150

Payable for Trustee compensation and expenses (Note 2)	28

Payable for administrative services (Note 2)	30

Payable for variation margin (Note 1)	16,371

Payable for offering costs (Note 1)	94,947

Unrealized depreciation on OTC swap contracts (Note 1)	97,203

Premium received on OTC swap contracts (Note 1)	3,109

Written options outstanding, at value (premiums $43,203) (Notes 1 and 3)	13,828

TBA sale commitments, at value (proceeds receivable $1,084,766 (Note 1)	1,087,188

Other accrued expenses	108,605

Total liabilities	10,145,024

Net assets	$10,035,961

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$10,000,000

Undistributed net investment income (Note 1)	237,882

Accumulated net realized loss on investments (Note 1)	(146,510)

Net unrealized depreciation of investments	(55,411)

Total — Representing net assets applicable to capital shares outstanding	$10,035,961

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and offering price per class I share ($10,035,961 divided by 1,000,000 shares)	$10.04

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund	23

Statement of operations For the period 4/7/15 (commencement of operations) to 5/31/15

INVESTMENT INCOME

Interest (including interest income of $806 from investments in affiliated issuers) (Note 6)	$25,896

Total investment income	25,896

EXPENSES

Compensation of Manager (Note 2)	8,312

Investor servicing fees (Note 2)	150

Custodian fees (Note 2)	3,480

Trustee compensation and expenses (Note 2)	28

Administrative services (Note 2)	30

Amortization of offering costs (Note 1)	14,307

Reports to shareholders	8,000

Auditing and tax fees	99,250

Other	1,352

Fees waived and reimbursed by Manager (Note 2)	(125,842)

Total expenses	9,067

Expense reduction (Note 2)	—

Net expenses	9,067

Net investment income	16,829

Net realized loss on investments (Notes 1 and 3)	(32,128)

Net realized gain on swap contracts (Note 1)	105,295

Net realized gain on futures contracts (Note 1)	4,575

Net realized loss on written options (Notes 1 and 3)	(3,199)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	(55,411)

Net gain on investments	19,132

Net increase in net assets resulting from operations	$35,961

The accompanying notes are an integral part of these financial statements.

24	Mortgage Opportunities Fund

Statement of changes in net assets

For the period 4/7/15
(commencement of
INCREASE IN NET ASSETS	operations) to 5/31/15

Operations:
Net investment income	$16,829

Net realized gain on investments	74,543

Net unrealized depreciation of investments	(55,411)

Net increase in net assets resulting from operations	35,961

Increase from capital share transactions (Note 4)	—

Total increase in net assets	35,961

NET ASSETS

Beginning of period (Note 5)	10,000,000

End of period (including undistributed net investment income of $237,882)	$10,035,961

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund	25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

			Net realized							Ratio of expenses
	Net asset value,		and unrealized	Total from	From					to average net assets	Ratio of net investment
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	Total return at net asset	Net assets, end of period	excluding interest expense	income (loss) to average
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	Portfolio turnover (%) [e]

Class I
May 31, 2015†	$10.00	.02	.02	.04	—	—	$10.04	.40*	$10,036	.09*	.17*	244*

* Not annualized.

† For the period April 7, 2015 (commencement of operations) to May 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of class I reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

May 31, 2015	1.26%

e Portfolio turnover includes TBA roll transactions.

The accompanying notes are an integral part of these financial statements.

26	Mortgage Opportunities Fund	Mortgage Opportunities Fund	27

Notes to financial statements 5/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from April 7, 2015 (commencement of operations) through May 31, 2015.

Putnam Mortgage Opportunities Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to maximize total return consistent with what Putnam Management believes to be prudent risk. Total return is composed of capital appreciation and income. The fund invests mainly in mortgage-related fixed income securities bonds and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders.

The fund offers class I shares, which are sold without a front-end sales charge and are not subject to a contingent deferred sales charge. Class I shares are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through an intermediary. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these

28	Mortgage Opportunities Fund

securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration.

Mortgage Opportunities Fund	29

For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $96,961 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds

30	Mortgage Opportunities Fund

rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2015, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$147,604	N/A	$147,604

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $221,053 to increase undistributed net investment income and $221,053 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$77,472
Unrealized depreciation	(38,407)

Net unrealized appreciation	39,065
Undistributed ordinary income	149,504
Capital loss carryforward	147,604
Cost for federal income tax purposes	$18,497,027

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $94,947 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates.

0.550%	of the first $500 million of average net assets,

0.500%	of the next $500 million of average net assets

0.450%	of any excess thereafter

Putnam Management has contractually agreed, through September 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investment management contract, but including payments under the fund’s investor servicing contract, to an annual rate of 0.05% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $2,416 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $123,426 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Mortgage Opportunities Fund	31

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$47,686,183	$33,083,652

U.S. government securities (Long-term)	—	—

Total	$47,686,183	$33,083,652

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—	$—	$—

Options opened	481,400	3,803	9,000,000	43,203
Options exercised	—	—	—	—
Options expired	—	—	—	—
Options closed	(481,400)	(3,803)	—	—

Written options outstanding
at the end of the reporting period	$—	$—	$9,000,000	$43,203

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

For the period 4/7/15
(commencement of operations)
to 5/31/15

Class I	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment of distributions	—	—

	—	—

Shares repurchased	—	—

Net increase	—	$—

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class I	1,000,000	100%	$10,035,961

32	Mortgage Opportunities Fund

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on April 6, 2015 and commenced operations on April 7, 2015. Prior to April 7, 2015, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class I	$10,000,000	1,000,000

Note 6: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at the
	beginning of the				end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund*	$—	$1,000,000	$1,000,000	$373	$—

Putnam Short Term Investment Fund*	—	9,125,435	6,562,457	433	2,562,978

Totals	$—	$10,125,435	$7,562,457	$806	$2,562,978

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$8,700,000

Purchased swap option contracts (contract amount)	$—*

Written TBA commitment option contracts (contract amount) (Note 3)	$9,000,000

Written swap option contracts (contract amount)	$—*

Futures contracts (number of contracts)	1

Centrally cleared interest rate swap contracts (notional)	$18,101,000

OTC total return swap contracts (notional)	$9,571,862

OTC credit default contracts (notional)	$1,119,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted for	Statement of		Statement of
as hedging instruments under	assets and		assets and
ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net assets —		Payables, Net assets —
Credit contracts	Unrealized appreciation	$2,192	Unrealized depreciation	$9,349

Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	102,377*	Unrealized depreciation	140,064*

Total		$104,569		$149,413

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Mortgage Opportunities Fund	33

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$2,725	$2,725

Interest rate contracts	1,784	4,575	102,570	$108,929

Total	$1,784	$4,575	$105,295	$111,654

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(7,244)	$(7,244)

Interest rate contracts	33,131	(932)	(113,253)	$(81,054)

Total	$33,131	$(932)	$(120,497)	$(88,298)

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Barclays				Merrill Lynch,
	Barclays	Capital Inc.	Credit Suisse	Goldman Sachs	JPMorgan	Pierce, Fenner &
	Bank PLC	(clearing broker)	International	International	Chase Bank N.A.	Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$5,198	$—	$—	$—	$—	$5,198

OTC Total return swap contracts*#	8,778	—	—	—	—	—	8,778

OTC Credit default contracts*#	—	—	1,980	212	—	—	2,192

Futures contracts§	—	—	—	—	—	—	—

Purchased options**#	—	—	—	—	46,944	—	46,944

Total Assets	$8,778	$5,198	$1,980	$212	$46,944	$—	$63,112

Liabilities:

Centrally cleared interest rate swap contracts§	—	15,559	—	—	—	—	15,559

OTC Total return swap contracts*#	—	—	89,919	—	—	—	89,919

OTC Credit default contracts*#	115	—	7,848	1,386	—	—	9,349

Futures contracts§	—	—	—	—	—	812	812

Written options#	—	—	—	—	13,828	—	13,828

Total Liabilities	$115	$15,559	$97,767	$1,386	$13,828	$812	$129,467

Total Financial and Derivative Net Assets	$8,663	$(10,361)	$(95,787)	$(1,174)	$33,116	$(812)	$(66,355)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—

Net amount	$8,663	$(10,361)	$(95,787)	$(1,174)	$33,116	$(812)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

34	Mortgage Opportunities Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Mortgage Opportunities Fund	35

Interested Trustee

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer, and	Vice President, Principal Accounting Officer, and Assistant Treasurer
Compliance Liaison	Since 2007
Since 2004	Director of Fund Administration Services, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Susan G. Malloy (Born 1957)
Since 2002	Vice President and Assistant Treasurer
Chief of Operations, Putnam Investments and Putnam Management	Since 2007
Director of Accounting & Control Services, Putnam Investments and
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam Management, and	Vice President
Putnam Retail Management	Since 2004
Director of Trustee Relations, Putnam Investments and Putnam
Robert R. Leveille (Born 1969)	Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments, Putnam	Vice President and BSA Compliance Officer
Management, and Putnam Retail Management	Since 2002
Director of Operational Compliance, Putnam Investments and
Michael J. Higgins (Born 1976)	Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial	Vice President, Director of Proxy Voting and Corporate Governance,
Analyst, Old Mutual Asset Management (2007–2008); Senior	Assistant Clerk, and Associate Treasurer
Financial Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

36	Mortgage Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered Public
Accounting Firm	Steven D. Krichmar	Nancy E. Florek
PricewaterhouseCoopers LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Mortgage Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam Investments

AN001 295071 7/15

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2015	$89,050*	$ —	$10,200	$ —

*	: For the period April 7, 2015 (commencement of operations) to May 31, 2015.

For the fiscal year ended May 31 2015, the fund’s independent auditor billed aggregate non-audit fees in the amount of $628,399, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s fiscal year relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2015	$ —	$618,199	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 29, 2015